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================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ===========================

                                    FORM 8-K

                          ===========================


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 14, 2001
                          ____________________________
                Date of report (Date of earliest event reported)

                         NATIONAL GOLF PROPERTIES, INC.
             (exact name of registrant as specified in its charter)


           Maryland                                1-12246                              95-4549193
    ____________________                     ____________________                   ____________________
(State or other jurisdiction of             Commission File Number             (I.R.S. Employer Identification
incorporation or organization)                                                             Number)


              2951 28Th Street, Suite 3001, Santa Monica, CA 90405
        _________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 664-4100
        _________________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
        _________________________________________________________________
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

     A copy of the Company's press release dated December 14, 2001 is attached as an exhibit to this report and is incorporated by reference herein.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)         None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

              99.1     Press Release of the Company, dated December 14, 2001.



                                       1

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NATIONAL GOLF PROPERTIES, INC.



                                              By: /s/ Neil M. Miller
                                                  ------------------------------
                                                  Name: Neil M. Miller
                                                  Title: Chief Financial Officer

Date: December 14, 2001



                                       2

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                                  EXHIBIT INDEX

EXHIBIT NO.         DOCUMENT DESCRIPTION

     99.1           Press Release of the Company, dated December 14, 2001.